UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Gibraltar Drive
Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 537-5337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Pursuant to the terms of that certain Senior Indenture (the “Senior Indenture”) by and among ProSomnus, Inc. (the “Company”), ProSomnus Holdings, Inc., ProSomnus Sleep Technologies, Inc., and Wilmington Trust, National Association, as Trustee and Collateral Agent, on June 6, 2023, the conversion rate of the Company’s Senior Secured Convertible Notes due December 6, 2025 (“Senior Convertible Notes”) increased from approximately 76.9231 shares of the Company’s common stock (“common stock”) per $1,000 of the sum of the principal amount of the Senior Convertible Notes to approximately 181.8181 shares of common stock per $1,000 of the sum of the principal amount of the Senior Convertible Notes.

Furthermore, pursuant to the terms of that certain Subordinated Indenture (the “Subordinated Indenture”) by and among the Company, ProSomnus Holdings, ProSomnus Sleep Technologies, Inc., and Wilmington Trust, National Association, as Trustee and Collateral Agent, on June 6, 2023, the conversion rate of the Subordinated Secured Convertible Notes due April 6, 2026 (“Subordinated Convertible Notes”) increased from approximately 86.95665 shares of common stock per $1,000 of the sum of the principal amount of the Subordinated Convertible Notes to approximately 192.3808 shares of common stock per $1,000 of the sum of the principal amount of the Subordinated Convertible Notes.

The foregoing descriptions of the Senior Indenture and the Subordinated Indenture are subject to and qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture for Senior Secured Convertible Notes due 2025, dated December 6, 2022 by and between ProSomnus, Inc. and Wilmington Trust, National Association, as trustee and collateral agent (previously filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2022).
4.2	Indenture for Subordinated Secured Convertible Notes due 2026, dated December 6, 2022 by and between ProSomnus, Inc. and Wilmington Trust, National Association, as trustee and collateral agent (previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOMNUS, INC.

	By:	/s/ Brian B. Dow
Name: Brian B. Dow
Title: Chief Financial Officer

Dated: June 9, 2023